SHAREHOLDERS’ EQUITY	12 Months Ended
Jun. 30, 2026
SHAREHOLDERS’ EQUITY

30.	SHAREHOLDERS’ EQUITY

(a)	Share Capital

The Company was established under the laws of the Cayman Islands on September 12, 2024. The authorized share capital of the Company was US$500,000 divided into (i) 22,500,000,000 ordinary shares of par value of US$0.00002 each and (ii) 2,500,000,000 Series A Preferred Shares of par value of US$0.00002 each. The Company Reorganization as detailed in Note 1 above, was completed on May 31, 2025.

Initial public offering

On August 27, 2025, the Company entered into an underwriting agreement with the representative of the underwriters, in connection with its IPO of 1,525,000 ordinary shares, par value US$0.00002 per share at a price of US$4.00 per share for total gross proceeds of approximately US$7 million. The Company sold 1,067,500 ordinary shares and selling shareholders sold an aggregate of 457,500 ordinary shares. The Company also granted the representative a 45-day option to purchase up to 228,750 ordinary shares, equal to 15% of the total number of ordinary shares sold in this offering to cover over-allotments, which over-allotment was provided solely by the Company. The over-allotment option was exercised in full by the underwriters on August 28, 2025. In total, the Company issued 1,296,250 ordinary shares in connection with the IPO.

The Company did not receive any proceeds from any of ordinary shares sold by the selling shareholders. The Company raised total net proceeds of approximately US$2.8 million, after deducting underwriting discounts and commissions and offering expenses. The ordinary shares of the Company began trading on the Nasdaq Capital Market in the United States on August 28, 2025 under the symbol “THH”.

Share consolidation

On August 10, 2026, the Company effected a 10-for-1 share consolidation of its ordinary shares and Series A preferred shares (“Share Consolidation”). Under the Share Consolidation, every ten issued and unissued Series A preferred and ordinary shares were combined into one share of the same class. The par value per share was increased from US$0.00002 to US$0.0002. The Share Consolidation did not change the relative ownership percentages of the Company’s shareholders.

All share and per share amounts are retroactively presented to reflect the impact of the Share Consolidation as if they had taken effect on July 1, 2023.

(b)	Share subscription receivable

Share subscription receivable represents the unpaid subscription consideration in connection with the issuance of the Company’s Series A Preferred Shares. As of June 30, 2026, the subscription consideration amounting to JPY6 thousand remained unpaid and was presented as a deduction from shareholders’ equity.

(c)	Merger reserve

Merger reserve represents the difference between the value of the ordinary shares issued in exchange for the ordinary shares of the subsidiary acquired under business combination under common control.

Capital contributions constitute the capital transactions from shareholder that affected the shareholders’ equity. For the years ended June 30, 2025 and 2026, JPY379,364 thousand and JPY413,430 thousand have been accounted for as capital contribution from shareholder and proceeds from IPO in these consolidated financial statements, respectively.